UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) October 15, 2001





         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 1997-B OWNER TRUST,
                     NAVISTAR FINANCIAL 1998-A OWNER TRUST,
                     NAVISTAR FINANCIAL 1999-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-A OWNER TRUST,
                   NAVISTAR FINANCIAL 2000-B OWNER TRUST, AND
                     NAVISTAR FINANCIAL 2001-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)





                                    Delaware
                 (State or other jurisdiction of incorporation)



              33-55865                                  51-0337491
      (Commission File Number)            (I.R.S. Employer Identification No.)



 2850 West Golf Road Rolling Meadows, Illinois             60008
   (Address of principal executive offices)             (Zip Code)




         Registrant's telephone number including area code 847-734-4000

                                    FORM 8-K



                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.


          On October 25, 2001,  Registrant made available  the
          Monthly Servicer Certificates for the Period of September 2001 for the specified Owner Trusts, which are attached as
          Exhibit 20 hereto.


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits:

                  See attached Exhibit Index.




                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 1997-B OWNER TRUST,
                     NAVISTAR FINANCIAL 1998-A OWNER TRUST,
                     NAVISTAR FINANCIAL 1999-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-A OWNER TRUST,
                   NAVISTAR FINANCIAL 2000-B OWNER TRUST, AND
                     NAVISTAR FINANCIAL 2001-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)








Date:   October 29, 2001                     By:/s/ Ronald D. Markle
------------------------                            --------------------------
                                                    Ronald D. Markle
                                                    Vice President & Controller

                                    FORM 8-K



                                 EXHIBIT INDEX


Exhibit No.    Description






   20.1        Navistar Financial 1997-B Owner Trust
               Monthly Servicer Certificate, dated Ocotber 15, 2001


   20.2        Navistar Financial 1998-A Owner Trust
               Monthly Servicer Certificate, dated October 15, 2001


   20.3        Navistar Financial 1999-A Owner Trust
               Monthly Servicer Certificate, dated Ocotber 15, 2001


   20.4        Navistar Financial 2000-A Owner Trust
               Monthly Servicer Certificate, dated October 15, 2001


   20.5        Navistar Financial 2000-B Owner Trust
               Monthly Servicer Certificate, dated October 15, 2001


   20.6        Navistar Financial 2001-A Owner Trust
               Monthly Servicer Certificate, dated October 15, 2001

Exhibit 20.1
                     Navistar Financial 1997 - B Owner Trust
                        For the Month of September, 2001
                      Distribution Date of October 15, 2001
                            Servicer Certificate #48

Original Pool amount Initial Receivables                         $408,527,638.36
Subsequent Receivables  (transferred 11/13/97)                    $91,466,751.20


Beginning Pool Balance                                            $42,929,436.83
Beginning Pool Factor                                                  0.0858598

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)            $2,971,248.24
     Interest Collected                                              $319,515.97

Additional Deposits:
     Repurchase Amounts                                                    $0.00
     Final Purchase Of Receivables                                $39,930,370.05
     Liquidation Proceeds / Recoveries                               $315,307.63
Total Additional Deposits                                            $315,307.63

Repos / Chargeoffs                                                    $27,818.54
Aggregate Number of Notes Charged Off                                        144

Total Available Funds                                             $43,536,441.89

Ending Pool Balance                                                        $0.00
Ending Pool Factor                                                     0.0000000

Servicing Fee                                                         $35,774.53

Repayment of Servicer Advances                                             $0.00

Reserve Account:
     Beginning Balance  (see Memo Item)                           $10,376,426.63
     Target Percentage                                                    10.00%
     Target Balance                                                        $0.00
     Minimum Balance                                                       $0.00
     (Release) / Deposit                                        ($10,376,426.63)
     Ending Balance                                                        $0.00

Current Weighted Average APR:                                             9.105%
Current Weighted Average Remaining Term (months):                          11.70

Delinquencies                                                   Dollars    Notes
     Installments:         1 - 30 days                      $977,511.62      603
                           31 - 60 days                     $422,835.57      163
                           60+  days                        $303,174.02       78

     Total:                                               $1,703,521.21      646

     Balances:             60+  days                      $1,163,584.53       78

Memo Item - Reserve Account
     Prior Month                                                   $9,999,887.79
     Invest. Income                                                   $30,687.85
     Excess Serv.                                                    $345,850.99
     Transfer (to) / from Collections Account                              $0.00
     Beginning Balance                                            $10,376,426.63

Navistar Financial 1997 - B Owner Trust
For the Month  of  September, 2001

                                                                                   NOTES

                                                 TOTAL     CLASS A - 1    CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES
Original Pool Amount                   $500,000,000.00 $107,000,000.00 $94,000,000.00 $132,000,000.00 $149,500,000.00 $17,500,000.00
Distributions:
     Distribution Percentages                                    0.00%          0.00%           0.00%          96.50%          3.50%
     Coupon                                                      5.72%          5.96%           6.20%           6.30%          6.30%

Beginning Pool Balance                  $42,929,436.83
Ending Pool Balance                              $0.00

Collected Principal                     $42,901,618.29
Collected Interest                         $319,515.97
Charge - Offs                               $27,818.54
Liquidation Proceeds / Recoveries          $315,307.63
Servicing                                   $35,774.53
Cash Transfer from Reserve Account               $0.00
Total Collections Avail for Debt Service$43,500,667.36

Beginning Balance                       $42,929,436.83           $0.00          $0.00           $0.00  $41,426,906.57  $1,502,530.26

Interest Due                               $225,379.54           $0.00          $0.00           $0.00     $217,491.26      $7,888.28
Interest Paid                              $225,379.54           $0.00          $0.00           $0.00     $217,491.26      $7,888.28
Principal Due                           $42,929,436.83           $0.00          $0.00           $0.00  $41,426,906.57  $1,502,530.26
Principal Paid                          $42,929,436.83           $0.00          $0.00           $0.00  $41,426,906.57  $1,502,530.26

Ending Balance                                  ($0.00)          $0.00          $0.00           $0.00          ($0.00)         $0.00
Note / Certificate Pool Factor                                  0.0000         0.0000          0.0000         (0.0000)        0.0000
   (Ending Balance / Original Pool Amount)
Total Distributions                     $43,154,816.37           $0.00          $0.00           $0.00  $41,644,397.83  $1,510,418.54

Interest Shortfall                               $0.00           $0.00          $0.00           $0.00           $0.00          $0.00
Principal Shortfall                              $0.00           $0.00          $0.00           $0.00           $0.00          $0.00
     Total Shortfall                             $0.00           $0.00          $0.00           $0.00           $0.00          $0.00
      (required from Reserve)
Excess Servicing                           $345,850.99
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance          $10,376,426.63
(Release) / Draw                       ($10,376,426.63)
Ending Reserve Acct Balance                      $0.00

Navistar Financial 1997 - B Owner Trust
For the Month  of  September, 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                       5                  4               3                2                1
                                                    May-01             Jun-01          Jul-01           Aug-01           Sep-01

Beginning Pool Balance                         $60,596,961.44     $55,995,240.58   $51,532,939.57   $46,748,515.50   $42,929,436.83

A)   Loss Trigger:
Principal of Contracts Charged Off                 ($7,362.30)       $203,455.96      $120,805.76        $1,692.71       $27,818.54
Recoveries                                        $419,982.44        $110,422.93      $229,261.64      $242,618.53      $315,307.63

Total Charged Off (Months 5, 4, 3)                $316,899.42
Total Recoveries (Months 3, 2, 1)                 $787,187.80
Net Loss / (Recoveries) for 3 Mos                ($470,288.38)(a)

Total Balance (Months 5, 4, 3)                $168,125,141.59 (b)

Loss Ratio Annualized  [(a/b) * (12)]               -3.35670%
Trigger:  Is Ratio > 1.5%                                  No

                                                       Jul-01             Aug-01           Sep-01
B)   Delinquency Trigger:
     Balance delinquency 60+ days               $1,012,984.61      $1,363,348.66    $1,163,584.53
     As % of Beginning Pool Balance                  1.96570%           2.91635%         2.71046%
     Three Month Average                             1.83003%           2.26028%         2.53084%
Trigger:  Is Average > 2.0%                               Yes

C)   Noteholders Percent Trigger:                    0.00000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance
Trigger:  Is Minimum < 1.0%                               Yes

Exhibit 20.2
                     Navistar Financial 1998 - A Owner Trust
                        For the Month of September, 2001
                      Distribution Date of October 15, 2001
                            Servicer Certificate #41

Original Pool Amount                                             $500,864,370.04


Beginning Pool Balance                                            $81,450,087.83
Beginning Pool Factor                                                 0.16261905

Principal and Interest Collections:
     Principal Collected                                           $5,170,179.34
     Interest Collected                                              $575,959.96

Additional Deposits:
     Repurchase Amounts                                                    $0.00
     Liquidation Proceeds / Recoveries                               $403,624.09
Total Additional Deposits                                            $403,624.09

Repos / Chargeoffs                                                   $199,011.12
Aggregate Number of Notes Charged Off                                        164

Total Available Funds                                              $6,149,763.39

Ending Pool Balance                                               $76,080,897.37
Ending Pool Factor                                                     0.1518992

Servicing Fee                                                         $67,875.07

Repayment of Servicer Advances                                             $0.00

Reserve Account:
     Beginning Balance  (see Memo Item)                           $10,353,890.51
     Target Percentage                                                    10.00%
     Target Balance                                                $7,608,089.74
     Minimum Balance                                              $10,017,287.40
     (Release) / Deposit                                           ($336,603.11)
     Ending Balance                                               $10,017,287.40

Current Weighted Average APR:                                             8.749%
Current Weighted Average Remaining Term (months):                          17.22

Delinquencies                                                  Dollars     Notes
     Installments:               1 - 30 days             $1,224,137.42     1,116
                                 31 - 60 days              $313,215.14       358
                                 60+  days                 $316,029.75       131

     Total:                                              $1,853,382.31     1,157

     Balances:                   60+  days               $1,865,433.84       131

Memo Item - Reserve Account
     Prior Month                                                  $10,017,287.40
     Invest. Income                                                   $27,463.30
     Excess Serv.                                                    $309,139.81
     Transfer (to) / from Collections Account                              $0.00
     Beginning Balance                                            $10,353,890.51

Navistar Financial 1998 - A Owner Trust
For the Month  of  September, 2001


                                                                          NOTES
                                                       TOTAL           CLASS A             CLASS B

Original Pool Amount                         $500,864,370.04    $483,334,000.00     $17,530,370.04
Distributions:
     Distribution Percentages                                            96.50%              3.50%
     Coupon                                                               5.94%              6.10%

Beginning Pool Balance                        $81,450,087.83
Ending Pool Balance                           $76,080,897.37

Collected Principal                            $5,170,179.34
Collected Interest                               $575,959.96
Charge - Offs                                    $199,011.12
Liquidation Proceeds / Recoveries                $403,624.09
Servicing                                         $67,875.07
Cash Transfer from Reserve Account                     $0.00
Total Collections Avail for Debt Service       $6,081,888.32

Beginning Balance                             $81,450,087.83     $78,599,217.66      $2,850,870.17

Interest Due                                     $403,558.05        $389,066.13         $14,491.92
Interest Paid                                    $403,558.05        $389,066.13         $14,491.92
Principal Due                                  $5,369,190.46      $5,181,268.79        $187,921.67
Principal Paid                                 $5,369,190.46      $5,181,268.79        $187,921.67

Ending Balance                                $76,080,897.37     $73,417,948.87      $2,662,948.50
Note / Certificate Pool Factor                                           0.1519             0.1519
   (Ending Balance / Original Pool Amount)
Total Distributions                            $5,772,748.51      $5,570,334.92        $202,413.59

Interest Shortfall                                     $0.00              $0.00              $0.00
Principal Shortfall                                    $0.00              $0.00              $0.00
     Total Shortfall                                   $0.00              $0.00              $0.00
      (required from Reserve)
Excess Servicing                                 $309,139.81
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance                $10,353,890.51
(Release) / Draw                                ($336,603.11)
Ending Reserve Acct Balance                   $10,017,287.40

Navistar Financial 1998 - A Owner Trust
For the Month  of  September, 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                     5                 4                3                 2                1
                                                  May-01            Jun-01           Jul-01            Aug-01           Sep-01

Beginning Pool Balance                        $106,750,724.61   $100,731,702.00   $95,047,946.27   $87,264,126.99   $81,450,087.83

A)   Loss Trigger:
Principal of Contracts Charged Off                $375,207.33        $67,594.74      $244,880.78      $397,447.25      $199,011.12
Recoveries                                        $703,033.67       $310,722.96      $195,965.74      $497,211.38      $403,624.09

Total Charged Off (Months 5, 4, 3)                $687,682.85
Total Recoveries (Months 3, 2, 1)               $1,096,801.21
Net Loss / (Recoveries) for 3 Mos                ($409,118.36)(a)

Total Balance (Months 5, 4, 3)                $302,530,372.88 (b)

Loss Ratio Annualized  [(a/b) * (12)]               -1.62279%

Trigger:  Is Ratio > 1.5%                                  No

                                                       Jul-01            Aug-01           Sep-01
B)   Delinquency Trigger:
     Balance delinquency 60+ days               $2,635,008.75     $2,180,246.47    $1,865,433.84
     As % of Beginning Pool Balance                  2.77229%          2.49845%         2.29028%
     Three Month Average                             2.58233%          2.66797%         2.52034%
Trigger:  Is Average > 2.0%                               Yes

C)   Noteholders Percent Trigger:                    2.00000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance
Trigger:  Is Minimum < 1.0%                                No

Exhibit 20.3

                     Navistar Financial 1999 - A Owner Trust
                        For the Month of September, 2001
                      Distribution Date of October 15, 2001
                            Servicer Certificate #29

Original Pool Amount                                             $714,764,750.47


Beginning Pool Balance                                           $253,990,509.09
Beginning Pool Factor                                                  0.3553484

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)           $12,106,300.81
     Interest Collected                                            $1,720,240.90

Additional Deposits:
     Repurchase Amounts                                                    $0.00
     Liquidation Proceeds / Recoveries                               $783,169.11
Total Additional Deposits                                            $783,169.11

Repos / Chargeoffs                                                   $476,168.57
Aggregate Number of Notes Charged Off                                        300

Total Available Funds                                             $14,609,710.82

Ending Pool Balance                                              $241,408,039.71
Ending Pool Factor                                                     0.3377447

Servicing Fee                                                        $211,658.76

Repayment of Servicer Advances                                             $0.00

Reserve Account:
     Beginning Balance  (see Memo Item)                           $14,452,987.74
     Target Percentage                                                     5.25%
     Target Balance                                               $12,673,922.08
     Minimum Balance                                              $14,295,295.01
     (Release) / Deposit                                           ($157,692.73)
     Ending Balance                                               $14,295,295.01

Current Weighted Average APR:                                             8.155%
Current Weighted Average Remaining Term (months):                          25.99

Delinquencies                                                  Dollars     Notes
     Installments:                   1 - 30 days         $2,551,239.97     2,219
                                     31 - 60 days          $772,871.78       624
                                     60+  days             $634,175.85       198

     Total:                                              $3,958,287.60     2,241

     Balances:                       60+  days           $5,779,978.43       198

Memo Item - Reserve Account
     Prior Month                                                  $13,876,758.79
     Invest. Income                                                   $45,036.10
     Excess Serv.                                                    $531,192.85
     Transfer (to) / from Collections Account                              $0.00
     Beginning Balance                                            $14,452,987.74

Navistar Financial 1999 - A Owner Trust
For the Month of September, 2001

                                                                                     NOTES

                                                 TOTAL     CLASS A - 1     CLASS A - 2     CLASS A - 3    CLASS A - 4  CLASS B NOTES

Original Pool Amount                   $714,764,750.47 $147,000,000.00 $197,000,000.00 $200,000,000.00$145,745,000.00 $25,019,750.47
Distributions:
     Distribution Percentages                                    0.00%           0.00%          96.50%          0.00%          3.50%
     Coupon                                                    5.0025%         5.5500%         5.9500%        6.1300%        6.2200%

Beginning Pool Balance                 $253,990,509.09
Ending Pool Balance                    $241,408,039.71

Collected Principal                     $12,106,300.81
Collected Interest                       $1,720,240.90
Charge - Offs                              $476,168.57
Liquidation Proceeds / Recoveries          $783,169.11
Servicing                                  $211,658.76
Cash Transfer from Reserve Account               $0.00
Total Collections Avail for Debt Service$14,398,052.06

Beginning Balance                      $253,990,509.10           $0.00           $0.00  $94,207,857.08$145,745,000.00 $14,037,652.02

Interest Due                             $1,284,389.83           $0.00           $0.00     $467,113.96    $744,514.04     $72,761.83
Interest Paid                            $1,284,389.83           $0.00           $0.00     $467,113.96    $744,514.04     $72,761.83
Principal Due                           $12,582,469.38           $0.00           $0.00  $12,142,082.95          $0.00    $440,386.43
Principal Paid                          $12,582,469.38           $0.00           $0.00  $12,142,082.95          $0.00    $440,386.43

Ending Balance                         $241,408,039.72           $0.00           $0.00  $82,065,774.13$145,745,000.00 $13,597,265.59
Note / Certificate Pool Factor                                  0.0000          0.0000          0.4103         1.0000         0.5435
   (Ending Balance / Original Pool Amount
Total Distributions                     $13,866,859.21           $0.00           $0.00  $12,609,196.91    $744,514.04    $513,148.26

Interest Shortfall                               $0.00           $0.00           $0.00           $0.00          $0.00          $0.00
Principal Shortfall                              $0.00           $0.00           $0.00           $0.00          $0.00          $0.00
     Total Shortfall                             $0.00           $0.00           $0.00           $0.00          $0.00          $0.00
         (required from Reserve)
Excess Servicing                           $531,192.85
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance          $14,452,987.74
(Release) / Draw                          ($157,692.73)
Ending Reserve Acct Balance             $14,295,295.01

Navistar Financial 1999 - A Owner Trust
For the Month of September, 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                    5                  4                  3                2                 1
                                                 May-01             Jun-01            Jul-01            Aug-01            Sep-01

Beginning Pool Balance                      $312,421,373.45    $298,243,894.54   $282,401,612.50   $269,110,276.50   $253,990,509.09

A)   Loss Trigger:
Principal of Contracts Charged Off            $1,039,122.61        $566,172.13       $951,910.12     $1,875,086.87       $476,168.57
Recoveries                                    $1,181,080.01        $887,022.01     $1,108,760.04     $1,193,638.70       $783,169.11

Total Charged Off (Months 5, 4, 3)            $2,557,204.86
Total Recoveries (Months 3, 2, 1)             $3,085,567.85
Net Loss / (Recoveries) for 3 Mos              ($528,362.99)(a)

Total Balance (Months 5, 4, 3)              $893,066,880.49 (b)

Loss Ratio Annualized  [(a/b) * (12)]              -0.7100%

Trigger:  Is Ratio > 1.5%                                No

                                                     Jul-01             Aug-01            Sep-01
B)   Delinquency Trigger:
     Balance delinquency 60+ days             $4,177,596.62      $4,591,429.07     $5,779,978.43
     As % of Beginning Pool Balance                1.47931%           1.70615%          2.27567%
     Three Month Average                           1.84440%           1.71154%          1.82038%
Trigger:   Is Average > 2.0%                             No


C)   Noteholders Percent Trigger:                  2.00000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance Trigger
Trigger:  Is Minimum < 1.0%                              No

Exhibit 20.4
                     Navistar Financial 2000 - A Owner Trust
                        For the Month of September, 2001
                      Distribution Date of October 15, 2001
                            Servicer Certificate #20

Original Pool Amount                                             $380,843,908.73
Subsequent Receivables (transferred 3/13/00)                      $74,413,256.03
Subsequent Receivables (transferred 3/20/00)                      $19,742,835.24

Beginning Pool Balance                                           $276,093,131.13
Beginning Pool Factor                                                  0.5812487

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)            $9,863,312.74
     Interest Collected                                            $2,066,052.01

Additional Deposits:
     Repurchase Amounts                                                    $0.00
     Liquidation Proceeds / Recoveries                               $939,359.40
Total Additional Deposits                                            $939,359.40

Repos / Chargeoffs                                                   $826,827.81
Aggregate Number of Notes Charged Off                                        156

Total Available Funds                                             $12,868,724.15

Ending Pool Balance                                              $265,402,990.58
Ending Pool Factor                                                     0.5587431

Servicing Fee                                                        $230,077.61

Repayment of Servicer Advances                                             $0.00

Reserve Account:
     Beginning Balance  (see Memo Item)                           $15,522,954.34
     Target Percentage                                                     5.50%
     Target Balance                                               $14,597,164.48
     Minimum Balance                                               $9,105,143.30
     (Release) / Deposit                                           ($925,789.86)
     Ending Balance                                               $14,597,164.48

Current Weighted Average APR:                                             9.062%
Current Weighted Average Remaining Term (months):                          36.53

Delinquencies                                                  Dollars     Notes
     Installments:                   1 - 30 days         $1,872,358.45     1,893
                                     31 - 60 days          $522,410.29       552
                                     60+  days             $331,915.66       123

     Total:                                              $2,726,684.40     1,904

     Balances:                       60+  days           $4,283,658.89       123

Memo Item - Reserve Account
     Prior Month                                                  $15,185,122.21
     Invest. Income                                                   $53,117.74
     Excess Serv.                                                    $284,714.39
     Transfer (to) / from Collections Account                              $0.00
     Beginning Balance                                            $15,522,954.34

Navistar Financial 2000 - A Owner Trust
For the Month of September, 2001

                                                                                     NOTES

                                                 TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES
Original Pool Amount                   $475,000,000.00 $84,000,000.00 $142,000,000.00 $110,000,000.00 $121,187,500.00 $17,812,500.00
Distributions:
     Distribution Percentages                                   0.00%          96.25%           0.00%           0.00%          3.75%
     Coupon                                                   6.0800%         6.8200%         7.2000%         7.3400%        7.4700%

Beginning Pool Balance                 $276,093,131.13
Ending Pool Balance                    $265,402,990.58

Collected Principal                      $9,863,312.74
Collected Interest                       $2,066,052.01
Charge - Offs                              $826,827.81
Liquidation Proceeds / Recoveries          $939,359.40
Servicing                                  $230,077.61
Cash Transfer from Reserve Account               $0.00
Total Collections Avail for Debt Service$12,638,646.54

Beginning Balance                      $276,093,131.13          $0.00  $31,402,138.73 $110,000,000.00 $121,187,500.00 $13,503,492.40

Interest Due                             $1,663,791.60          $0.00     $178,468.82     $660,000.00     $741,263.54     $84,059.24
Interest Paid                            $1,663,791.60          $0.00     $178,468.82     $660,000.00     $741,263.54     $84,059.24
Principal Due                           $10,690,140.55          $0.00  $10,289,260.28           $0.00           $0.00    $400,880.27
Principal Paid                          $10,690,140.55          $0.00  $10,289,260.28           $0.00           $0.00    $400,880.27

Ending Balance                         $265,402,990.58           0.00   21,112,878.45  110,000,000.00  121,187,500.00  13,102,612.13
Note / Certificate Pool Factor                                 0.0000          0.1487          1.0000          1.0000         0.7356
   (Ending Balance / Original Pool Amount)
Total Distributions                     $12,353,932.15          $0.00  $10,467,729.10     $660,000.00     $741,263.54    $484,939.51

Interest Shortfall                               $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
Principal Shortfall                              $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
     Total Shortfall                             $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
         (required from Reserve)
Excess Servicing                           $284,714.39
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance          $15,522,954.34
(Release) / Draw                          ($925,789.86)
Ending Reserve Acct Balance             $14,597,164.48

Navistar Financial 2000 - A Owner Trust
For the Month of September, 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                     5                 4             3                 2                 1
                                                   May-01            Jun-01        Jul-01            Aug-01            Sep-01

Beginning Pool Balance                       $321,432,660.78   $311,252,671.03   $297,981,907.40   $286,803,216.61   $276,093,131.13

A)   Loss Trigger:
Principal of Contracts Charged Off               $868,010.97       $623,963.83       $697,326.91       $234,577.64       $826,827.81
Recoveries                                     $1,133,122.07       $680,170.01       $440,461.09       $713,898.44       $939,359.40

Total Charged Off (Months 5, 4, 3)             $2,189,301.71
Total Recoveries (Months 3, 2, 1)              $2,093,718.93
Net Loss / (Recoveries) for 3 Mos                 $95,582.78 (a)

Total Balance (Months 5, 4, 3)               $930,667,239.21 (b)

Loss Ratio Annualized  [(a/b) * (12)]                0.1232%

Trigger:  Is Ratio > 1.5%                                No

                                                   Jul-01            Aug-01            Sep-01
B)   Delinquency Trigger:
     Balance delinquency 60+ days              $3,414,963.88     $4,356,443.62     $4,283,658.89
     As % of Beginning Pool Balance                 1.14603%          1.51897%          1.55153%
     Three Month Average                            1.49752%          1.43120%          1.40551%
Trigger:  Is Average > 2.0%                               No

C)   Noteholders Percent Trigger:                    3.0731%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance
Trigger:  Is Minimum < 1.0%                               No

Exhibit 20.5
                            Navistar Financial 2000 - B Owner Trust
                               For the Month of September, 2001
                             Distribution Date of October 15, 2001
                                   Servicer Certificate #12

Original Pool Amount                                             $764,710,097.53


Beginning Pool Balance                                           $538,271,857.18
Beginning Pool Factor                                                   0.703890

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)           $33,480,536.14
     Interest Collected                                            $3,968,930.47

Additional Deposits:
     Repurchase Amounts                                                    $0.00
     Liquidation Proceeds / Recoveries                               $828,623.45
Total Additional Deposits                                            $828,623.45

Repos / Chargeoffs                                                 $1,242,161.31
Aggregate Number of Notes Charged Off                                        369

Total Available Funds                                             $38,278,090.06

Ending Pool Balance                                              $503,549,159.73
Ending Pool Factor                                                     0.6584837

Servicing Fee                                                        $448,559.88

Repayment of Servicer Advances                                             $0.00

Reserve Account:
     Beginning Balance  (see Memo Item)                           $29,806,202.34
     Target Percentage                                                     5.50%
     Target Balance                                               $27,695,203.79
     Minimum Balance                                              $15,294,201.95
     (Release) / Deposit                                         ($2,110,998.55)
     Ending Balance                                               $27,695,203.79

Current Weighted Average APR:                                             9.696%
Current Weighted Average Remaining Term (months):                          40.89

Delinquencies                                                  Dollars     Notes
     Installments:                    1 - 30 days        $3,365,389.12     2,944
                                      31 - 60 days         $891,896.63       815
                                      60+  days            $614,785.54       236

     Total:                                              $4,872,071.29     2,945

     Balances:                        60+  days          $9,140,293.99       236

Memo Item - Reserve Account
     Prior Month                                                  $29,604,952.14
     Invest. Income                                                  $109,083.07
     Excess Serv.                                                     $92,167.13
     Transfer (to) / from Collections Account                              $0.00
     Beginning Balance                                            $29,806,202.34

Navistar Financial 2000 - B Owner Trust
For the Month of September, 2001

                                                                                     NOTES

                                                 TOTAL     CLASS A - 1     CLASS A - 2    CLASS A - 3     CLASS A - 4  CLASS B NOTES
Original Pool Amount                   $764,710,097.53 $140,000,000.00 $232,400,000.00$184,900,000.00 $178,733,000.00 $28,677,097.53
Distributions:
     Distribution Percentages                                    0.00%          96.25%          0.00%           0.00%          3.75%
     Coupon                                                    6.7300%         6.6600%        6.6700%         6.7800%        7.0300%

Beginning Pool Balance                 $538,271,857.18
Ending Pool Balance                    $503,549,159.73

Collected Principal                     $33,480,536.14
Collected Interest                       $3,968,930.47
Charge - Offs                            $1,242,161.31
Liquidation Proceeds / Recoveries          $828,623.45
Servicing                                  $448,559.88
Cash Transfer from Reserve Account               $0.00
Total Collections Avail for Debt Service$37,829,530.18

Beginning Balance                      $538,271,857.18           $0.00 $149,203,193.66$184,900,000.00 $178,733,000.00 $25,435,663.53

Interest Due                             $3,014,665.60           $0.00     $828,077.72  $1,027,735.83   $1,009,841.45    $149,010.60
Interest Paid                            $3,014,665.60           $0.00     $828,077.72  $1,027,735.83   $1,009,841.45    $149,010.60
Principal Due                           $34,722,697.45           $0.00  $33,420,596.30          $0.00           $0.00  $1,302,101.15
Principal Paid                          $34,722,697.45           $0.00  $33,420,596.30          $0.00           $0.00  $1,302,101.15

Ending Balance                         $503,549,159.74            0.00  115,782,597.36 184,900,000.00  178,733,000.00  24,133,562.38
Note / Certificate Pool Factor                                  0.0000          0.4982         1.0000          1.0000         0.8416
   (Ending Balance / Original Pool Amount)
Total Distributions                     $37,737,363.05           $0.00  $34,248,674.02  $1,027,735.83   $1,009,841.45  $1,451,111.75

Interest Shortfall                               $0.00           $0.00           $0.00          $0.00           $0.00          $0.00
Principal Shortfall                              $0.00           $0.00           $0.00          $0.00           $0.00          $0.00
     Total Shortfall                             $0.00           $0.00           $0.00          $0.00           $0.00          $0.00
         (required from Reserve)
Excess Servicing                            $92,167.13
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance          $29,806,202.34
(Release) / Draw                        ($2,110,998.55)
Ending Reserve Acct Balance             $27,695,203.79

Navistar Financial 2000 - B Owner Trust
For the Month of September, 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                    5                 4             3                 2                 1
                                                  May-01            Jun-01        Jul-01            Aug-01            Sep-01

Beginning Pool Balance                       $623,385,686.38   $603,996,543.65   $584,053,899.00   $560,091,928.78   $538,271,857.18

A)   Loss Trigger:
Principal of Contracts Charged Off            $1,619,900.81     $2,153,278.99      $1,245,889.80     $1,916,798.58     $1,242,161.31
Recoveries                                    $1,825,139.80     $1,333,062.29      $1,147,422.65     $1,671,381.65       $828,623.45

Total Charged Off (Months 5, 4, 3)            $5,019,069.60
Total Recoveries (Months 3, 2, 1)             $3,647,427.75
Net Loss / (Recoveries) for 3 Mos             $1,371,641.85 (a)

Total Balance (Months 5, 4, 3)            $1,811,436,129.03 (b)

Loss Ratio Annualized  [(a/b) * (12)]               0.9087%

Trigger:  Is Ratio > 1.5%                                No

                                                  Jul-01             Aug-01           Sep-01
B)   Delinquency Trigger:
     Balance delinquency 60+ days             $7,414,190.81     $10,858,314.79    $9,140,293.99
     As % of Beginning Pool Balance                1.26944%           1.93867%         1.69808%
     Three Month Average                           1.32051%           1.52171%         1.63539%

Trigger:  Is Average > 2.0%                              No

C)   Noteholders Percent Trigger:                   3.6217%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%                              No

Exhibit 20.6
                     Navistar Financial 2001 - A Owner Trust
                         For the Month of September 2001
                      Distribution Date of October 15, 2001
                             Servicer Certificate #6

Original Pool Amount                                             $257,155,638.25
Subsequent Receivables (transferred 4/30/01)                      $53,340,411.35
Subsequent Receivables (transferred 5/30/01 )                     $67,396,152.49
Subsequent Receivables (transferred 6/28/01)                      $22,107,022.10
Beginning Pool Balance                                           $355,772,958.22
Beginning Pool Factor                                                    0.88943

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)            $8,643,102.88
     Interest Collected                                            $2,780,899.37
     Mandatory Prepayments                                                 $0.00
Additional Deposits:
     Repurchase Amounts                                                    $0.00

     Liquidation Proceeds / Recoveries                                $16,995.62
Total Additional Deposits                                             $16,995.62

Repos / Chargeoffs                                                   $698,259.46
Aggregate Number of Notes Charged Off                                         55

Total Available Funds                                             $11,440,997.87

Ending Pool Balance                                              $346,431,595.88
Ending Pool Factor                                                       0.86608

Servicing Fee                                                        $296,477.47

Repayment of Servicer Advances                                             $0.00

Reserve Account:

     Beginning Balance  (see Memo Item)                           $21,963,859.19
     Target Percentage                                                 10.00000%
     Target Balance                                               $34,643,159.59
     Minimum Balance                                               $7,999,984.48
     (Release) / Deposit                                           ($101,758.21)
     Ending Balance                                               $21,862,100.98

Current Weighted Average APR:                                            9.4740%

Current Weighted Average Remaining Term (months):                          46.21

Delinquencies

                                                               Dollars     Notes
     Installments:              1 - 30 days              $1,860,550.23     1,846
                                31 - 60 days               $375,620.28       359
                                60+  days                  $116,439.05        71

     Total:                                              $2,352,609.56     1,847

     Balances:                  60+  days                $2,783,647.15        71

Memo Item - Reserve Account
     Opening balance                                              $21,505,647.03
     Invest. Income                                                  $101,758.21
     Excess Serv.                                                    $356,453.95
     Transfer (to) / from Collections Account                              $0.00
     Beginning Balance                                            $21,963,859.19

Navistar Financial 2001 - A Owner Trust
For the Month of September 2001

                                                                                      NOTES

                                                  TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3    CLASS A - 4  CLASS B NOTES
Original Pool Amount                    $400,000,000.00 $72,500,000.00 $118,000,000.00 $100,000,000.00 $92,500,000.00 $17,000,000.00
Distributions:
     Distribution Percentages  1                               100.00%           0.00%           0.00%          0.00%          0.00%
     Coupon                                                    4.2900%         4.4700%         4.9900%        5.4200%        5.5900%

Beginning Pool Balance                  $355,772,958.22
Ending Pool Balance                     $346,431,595.88

Collected Principal                       $8,643,102.88
Collected Interest                        $2,780,899.37
Charge - Offs                               $698,259.46
Liquidation Proceeds / Recoveries            $16,995.62
Servicing                                   $296,477.47
Cash Transfer from Pre-Funding Acct.              $0.00
Cash Transfer from Reserve Account                $0.00
Total Collections Avail for Debt Service $11,144,520.40

Beginning Balance                       $355,772,958.22 $28,272,958.22 $118,000,000.00 $100,000,000.00 $92,500,000.00 $17,000,000.00

Interest Due 2                            $1,446,704.11     $94,337.44     $439,550.00     $415,833.33    $417,791.67     $79,191.67
Interest Paid                             $1,446,704.11     $94,337.44     $439,550.00     $415,833.33    $417,791.67     $79,191.67
Principal Due                             $9,341,362.34  $9,341,362.34           $0.00           $0.00          $0.00          $0.00
Mandatory Prepayments Class A-1 only              $0.00          $0.00
Principal Paid                            $9,341,362.34  $9,341,362.34           $0.00           $0.00          $0.00          $0.00

Ending Balance                          $346,431,595.88  18,931,595.88  118,000,000.00  100,000,000.00  92,500,000.00  17,000,000.00
Note / Certificate Pool Factor                                  0.2611          1.0000          1.0000         1.0000         1.0000
(Ending Balance / Original Pool Amount)


Total Distributions                      $10,788,066.45 $9,435,699.78     $439,550.00      $415,833.33    $417,791.67     $79,191.67

Interest Shortfall                                $0.00         $0.00           $0.00            $0.00          $0.00          $0.00
Principal Shortfall                               $0.00         $0.00           $0.00            $0.00          $0.00          $0.00
             Total Shortfall                      $0.00         $0.00           $0.00            $0.00          $0.00          $0.00
Excess Servicing                            $356,453.95
     (see Memo Item - Reserve Account)


Beginning Reserve Acct Balance           $21,963,859.19
(Release) / Draw                           ($101,758.21)
Ending Reserve Acct Balance              $21,862,100.98

Navistar Financial 2001 - A Owner Trust
For the Month of September 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                           5                 4                 3                 2                 1
                                                      May-01            Jun-01            Jul-01            Aug-01            Sep-01

Beginning Pool Balance                       $370,554,535.53   $384,816,665.76   $373,927,433.34   $364,839,648.54   $355,772,958.22

A)   Loss Trigger:
Principal of Contracts Charged Off               $438,178.22     $1,442,601.99       $306,942.63       $122,902.66       $698,259.46
Recoveries                                        $24,817.06        $52,922.79        $30,612.21       $466,196.84        $16,995.62

Total Charged Off (Months 5, 4, 3)             $2,187,722.84
Total Recoveries (Months 3, 2, 1)                $513,804.67
Net Loss / (Recoveries) for 3 Mos              $1,673,918.17 (a)

Total Balance (Months 5, 4, 3)             $1,129,298,634.63 (b)

Loss Ratio Annualized  [(a/b) * (12)]                1.7787%

Trigger:  Is Ratio > 1.5%                                Yes

                                                      Jul-01            Aug-01          Sep-01
B)   Delinquency Trigger:
     Balance delinquency 60+ days              $2,526,360.07     $6,329,671.37   $2,783,647.15
     As % of Beginning Pool Balance                 0.67563%          1.73492%        0.78242%
     Three Month Average                            0.53958%          0.97602%        1.06432%

Trigger:  Is Average > 2.0%

C)   Noteholders Percent Trigger:
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance                           5.46554%

Trigger:  Is Minimum < 1.0%                              No
